Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies and Practices Related to the Timing of Grants of Certain Equity-Based Awards
We do not currently grant stock options or stock appreciation rights (“SARs”) as part of our equity compensation programs, therefore we do not maintain a formal policy regarding the timing of stock option or SAR awards. During 2024, while the Board did not grant any stock options or SARs, neither the Board nor the Company times the disclosure of material nonpublic information to affect the value of other types of executive compensation awards granted to any service provider.

Award Timing Method	We do not currently grant stock options or stock appreciation rights (“SARs”) as part of our equity compensation programs, therefore we do not maintain a formal policy regarding the timing of stock option or SAR awards.
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false